Alliance Government Reserves
This is filed pursuant to Rule 497(e).
File Nos. 2-63315 and 811-02899.

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                                     YIELDS
  For current recorded yield information on the Funds, call toll-free (800) 221-9513.
-------------------------------------------------------------------------------

  The Funds are openend management investment companies with investment objectives of safety, liquidity and maximum current income (in the case of Alliance Municipal TrustGeneral, exempt from Federal income taxes) to the extent consistent with the first two objectives. Alliance Money Reserves, Alliance Treasury Reserves and the General Portfolio of Alliance Municipal Trust are diversified. This prospectus sets forth the information about each Fund that a prospective investor should know before investing. Please retain it for future reference.

  AN INVESTMENT IN A FUND IS (I) NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT; (II) NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; AND (III) NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  A "Statement of Additional Information" for each Fund dated November 1, 1995, which provides a further discussion of certain areas in this prospectus and other matters which may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A free copy may be obtained by contacting your Account Executive.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                   CONTENTS
                                   --------

                   Expense Information....................   2
                   Financial Highlights...................   3
                   Investment Objectives and Policies.....   6
                   Purchase and Redemption of Shares......   9
                   Additional Information.................   9
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ALCHBPRO5



                         HZALETT, BURT & WATSON, INC.

                               Money Market and

                               Cash Management

                                   Service

                       .  Alliance Money Reserves

                       .  Alliance Treasury Reserves

                       .  Alliance Municipal Trust

                          -General Portfolio



                            Prospectus:  November 1, 1995



MAIN      1300 Chapline Street
OFFICE:   Wheeling, WV 2603
          (304) 233-3312 or (800) 537-8985

BRANCH    101 East King St.        One UNB Square
OFFICES:  Lancaster, PA 17608      Parkersburg, WV 26101
          (717) 397-5515 or        (304) 485-6441 or
          (800) 657-9944           (800) 443-7449

                     3660 Pennsylvania Avenue
                        Weirton, WV  26062
                  (304) 723-1234 or (800) 774-2431

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                              EXPENSE INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES

  The Funds have no sales load on purchases or reinvested dividends, deferred sales load, redemption fee or exchange fee.

ANNUAL FUND OPERATING EXPENSES (as a percentage of average
 net assets,                                                 AMR   ATR   AMT-GEN
 after expense reimbursement)                                ---   ----  -------
   Management Fees..........................................  .48%  .50%   .50%
   12b-1 Fees...............................................  .25   .20    .25
   Other Expenses...........................................  .27   .30    .25
                                                             ----  ----   ----
   Total Fund Operating Expenses............................ 1.00% 1.00%  1.00%

EXAMPLE

  You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (cumulatively through the end of each time period):

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   AMR..........................................  $10     $32     $55     $122
   ATR..........................................  $10     $32     $55     $122
   AMT--General.................................  $10     $32     $55     $122

  The purpose of the foregoing table is to assist the investor in understand-ing the various costs and expenses that an investor in the Fund will bear di-rectly and indirectly. The expenses listed in the table for ATR are net of the contractual reimbursement by the Adviser described in this prospectus. The ex-penses of such Portfolio, before expense reimbursements, would be: Management Fees--.50%, 12b-1 Fees--.25%, Other Expenses--.30% and Total Operating Ex-penses--1.05%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS . FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (AUDITED)
--------------------------------------------------------------------------------

  The following tables have been audited by McGladrey & Pullen LLP, each of the Fund's independent auditors, whose unqualified report thereon appears in each Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto included in each Fund's Statement of Additional Information. Further information about a Fund's performance is contained in each Fund's annual report, which is available without charge upon request.

                                                                         FEBRUARY 16,
                                    YEAR ENDED JUNE 30,                     1989(A)
ALLIANCE MONEY RESERVES   ---------------------------------------------     THROUGH
                           1995    1994    1993    1992    1991   1990   JUNE 30, 1989
                          ------  ------  ------  ------  ------  -----  -------------
Net asset value, begin-
 ning of period.........  $ 1.00   $1.00   $1.00   $1.00   $1.00  $1.00      $1.00
                          ------  ------  ------  ------  ------  -----      -----
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...    .045    .025    .027    .044    .066   .079       .033
                          ------  ------  ------  ------  ------  -----      -----
LESS: DISTRIBUTIONS
Dividends from net in-
 vestment income........   (.045)  (.025)  (.027)  (.044)  (.066) (.079)     (.033)
                          ------  ------  ------  ------  ------  -----      -----
Net asset value, end of
 period.................  $ 1.00   $1.00   $1.00   $1.00   $1.00  $1.00      $1.00
                          ======  ======  ======  ======  ======  =====      =====
TOTAL RETURN
Total investment return
 based on:
 Net asset value(b).....    4.50%   2.57%   2.71%   4.47%   6.87%  8.26%      9.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of pe-
 riod (in millions).....  $2,510  $1,795  $1,626  $1,412  $1,262   $993       $563
Ratio to average net as-
 sets of:
 Expenses, net of waiv-
  ers and reimburse-
  ments.................    1.00%   1.00%   1.00%   1.00%    .97%   .89%       .99%(c)
 Expenses, before waiv-
  ers and reimburse-
  ments.................    1.04%   1.09%   1.04%   1.04%   1.03%   .99%      1.09%(c)
 Net investment
  income(d).............    4.53%   2.55%   2.67%   4.33%   6.56%  7.92%      9.16%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of waivers and reimbursements.

                                                           SEPTEMBER 1, 1993(A)
                                              YEAR ENDED         THROUGH
                                             JUNE 30, 1995    JUNE 30, 1994
ALLIANCE TREASURY RESERVES                   ------------- --------------------
Net asset value, beginning of period........   $   1.00          $  1.00
                                               --------          -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.......................      .0460            .0260
                                               --------          -------
LESS: DISTRIBUTIONS
Dividends from net investment income........     (.0460)          (.0260)
                                               --------          -------
Net asset value, end of period..............   $   1.00          $  1.00
                                               ========          =======
TOTAL RETURNS
Total investment return based on:
 Net asset value(b).........................       4.71%            3.18%(c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)......   $493,702          $80,720
Ratio to average net assets of:
 Expenses, net of waivers and reimburse-
  ments.....................................        .69%             .28%(c)
 Expenses, before waivers and reimburse-
  ments.....................................       1.05%            1.28%(c)
 Net investment income(d)...................       4.86%            3.24%(c)

-------
(a) Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Annualized.
(d) Net of waivers and reimbursements.

                                                         GENERAL PORTFOLIO
ALLIANCE MUNICIPAL TRUST  ----------------------------------------------------------------------------------------------
                                                                             SIX MONTHS
                                     YEAR ENDED JUNE 30,                       ENDED        YEAR ENDED DECEMBER 31,
                          -------------------------------------------------   JUNE 30,    ------------------------------
                           1995       1994    1993    1992    1991    1990      1989       1988    1987    1986    1985
                          ------     ------  ------  ------  ------  ------  ----------   ------  ------  ------  ------
Net asset value,
 beginning of period....  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00    $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ------     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...    .028       .018    .020    .034    .046    .055      .030       .047    .041    .044    .049
Net realized and
 unrealized loss on
 investments............   (.003)       -0-     -0-     -0-     -0-     -0-       -0-        -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
Net increase in net
 asset value from
 operations.............    .025       .018    .020    .034    .046    .055      .030       .047    .041    .044    .049
                          ------     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
ADD: CAPITAL
 CONTRIBUTIONS
Capital Contributed by
 the Adviser............    .003        -0-     -0-     -0-     -0-     -0-       -0-        -0-     -0-     -0-     -0-
                          ------     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
LESS: DISTRIBUTIONS
Dividends from net
 investment income......   (.028)     (.018)  (.020)  (.034)  (.046)  (.055)    (.030)     (.047)  (.041)  (.044)  (.049)
                          ------     ------  ------  ------  ------  ------    ------     ------  ------  ------  ------
Net asset value, end of
 period.................  $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00    $ 1.00     $ 1.00  $ 1.00  $ 1.00  $ 1.00
                          ======     ======  ======  ======  ======  ======    ======     ======  ======  ======  ======
TOTAL RETURNS
Total investment return
 based on:
 Net asset value(a).....    2.83%(c)   1.81%   2.05%   3.48%   4.71%   5.65%     6.13%(b)   4.81%   4.18%   4.50%   5.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in millions)...  $1,189     $1,134  $1,016    $914    $883    $798      $695       $633    $690    $794    $374
Ratio to average net
 assets of:
 Expense, net of waivers
  and reimbursements....     .94%       .92%    .92%    .92%    .89%    .83%      .84%(b)    .83%    .80%    .80%    .85%
 Expense, before waivers
  and reimbursements....     .95%       .94%    .94%    .95%    .95%    .93%      .94%(b)    .93%    .90%    .90%    .95%
 Net investment
  income(d).............    2.78%      1.80%   2.02%   3.40%   4.57%   5.50%     5.96%(b)   4.69%   4.08%   4.31%   4.87%

-------
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(b) Annualized.
(c) The capital contribution by the Adviser has no effect on total return.
(d) Net of expenses reimbursed or waived by the Adviser.

  From time to time each Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. To calculate the "yield," the amount of dividends paid on a share during a specified seven-day period is assumed to be paid each week over a 52-week period and is shown as a percentage of the investment. To calculate "effective yield," which will be higher than the "yield" because of compounding, the dividends paid are assumed to be reinvested. For AMR dividends for the seven days ended June 30, 1995 amounted to an annualized yield of 5.12%, equivalent to an effective yield of 5.25%. For ATR dividends for the seven days ended June 30, 1995, after expense reimbursement, amounted to an annualized yield of 4.97%, equivalent to an effective yield of 5.10%. Absent such reimbursement, the annualized yield for such period would have been 4.72%, equivalent to an effective yield of 4.85%. Dividends for AMT-- General for the seven days ended June 30, 1995 amounted to an annualized yield of 3.25%, equivalent to an effective yield of 3.30%.

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                    INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------------------

  The investment objective of Alliance Money Reserves is maximum current in-come to the extent consistent with safety of principal and liquidity. The in-vestment objectives of each of the other Funds are--in the following order of priority--safety of principal, excellent liquidity and, to the extent consis-tent with the first two objectives, maximum current income (exempt from income taxes to the extent described below in the case of AMT-General). As a matter of fundamental policy, each Fund pursues its objectives by maintaining a port-folio of high-quality money market securities all of which at the time of in-vestment have remaining maturities of one year (397 days with respect to ATR) or less, which maturities may extend to 397 days. While the fundamental poli-cies described above and the "other fundamental investment policies" described below may not be changed without shareholder approval, each Fund may upon no-tice to shareholders, but without such approval, change non-fundamental in-vestment policies or create additional classes of shares in order to establish portfolios which may have different investment objectives. There can be no as-surance that any Fund's objectives will be achieved.

  The Funds will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule. The average maturity of each Fund's portfolio cannot exceed 90 days. A more detailed description of Rule 2a-7 is set forth in each Fund's Statement of Additional Information.

ALLIANCE MONEY RESERVES

  The money market securities in which Alliance Money Reserves ("AMR") invests include: (1) marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities (collectively, the "U.S. Govern-ment"); (2) certificates of deposit and bankers' acceptances issued or guaran-teed by, or time deposits maintained at, banks or savings and loan associa-tions (including foreign branches of U.S banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million; (3) commercial paper of high quality [i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign com-panies having outstanding debt securities rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's] and participation interests in loans ex-tended by banks to such companies; and (4) repurchase agreements that are col-lateralized in full each day by liquid securities of the types listed above. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, AMR's Custodian) or broker-dealers ("ven-dors") that are eligible under the procedures adopted by the Trustees for evaluating and monitoring the creditworthiness of such vendors. A repurchase agreement would create a loss to AMR if, in the event of a vendor default, the proceeds from the sale of the collateral were less than the repurchase price.

  To the extent AMR purchases money market instruments issued by foreign enti-ties, consideration will be given to the domestic marketability of such in-struments, and possible interruptions of, or restrictions on, the flow of in-ternational currency transactions.

  AMR may purchase restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of AMR. Re-stricted securities are securities subject to contractual or legal restric-tions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933 (the "Securities Act"). The Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees of the Fund.

  AMR may invest in asset-backed securities that meet its existing diversifi-cation, quality and maturity criteria. Asset-backed securities are securities issued by special purpose en-tities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special pur-pose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securi-ties depend predominately upon collection of the loans and receivables held by the issuer. It is the Fund's current intention to limit its investment in such securities to not more than 5% of its net assets.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, AMR may not: (1) invest more than 25% of its as-sets in the securities of issuers conducting their principal business activi-ties in any one industry although there is no such limitation with respect to U.S. Government securities or certificates of deposit, bankers' acceptances and interest bearing savings deposits; (2) invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) although with respect to one-quarter of its total assets it may invest without regard to such limitation; (3) invest more than 5% of its assets in the securities of any issuer (except the U.S. Government) having less than three years of con-tinuous operation or purchase more than 10% of any class of the outstanding securities of any issuer (except the U.S. Government); (4) borrow money except from banks on a temporary basis or via entering into reverse repurchase agree-ments in aggregate amounts not exceeding 15% of its assets and to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests; or (5) mortgage, pledge or hypothecate its assets except to secure such borrowings.

  As a matter of operating policy, fundamental policy number (2) would give AMR the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the fu-ture.

ALLIANCE TREASURY RESERVES

  The securities in which Alliance Treasury Reserves ("ATR") invests are: (1) issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds; and (2) repurchase agreements that are collateralized in full each day by the types of securities listed above. These agreements are entered into with "primary dealers" (as designated by the Federal Reserve Bank of New
York) in U.S. Government securities or State Street Bank and Trust Company, ATR's Custodian. For each repurchase agreement, ATR requires continual mainte-nance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. In the event of a dealer default, ATR might suffer a loss to the extent that the proceeds from the sale of the col-lateral were less than the repurchase price. ATR may commit up to 15% of its net assets to the purchase of when-issued U.S. Treasury securities. Delivery and payment for when-issued securities takes place after the transaction date. The payment amount and the interest rate that will be received on the securi-ties are fixed on the transaction date. The value of such securities may fluc-tuate prior to their settlement, thereby creating an unrealized gain or loss to ATR.

  Other Fundamental Investment Policies. To maintain portfolio diversification and reduce investment risk, ATR may not: (1) borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggre-gate amounts not exceeding 10% of its assets and to be used exclusively to fa-cilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and it will not purchase any investment while any such borrowings exist; or (2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets except to se-cure such borrowings.

ALLIANCE MUNICIPAL TRUST

  The investment objectives of AMT-General are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. Except when AMT-General assumes a temporary defensive position, as a matter of fundamental policy, at least 80% of such Portfolio's total assets will be invested in mu-nicipal securities (as opposed to the taxable investments described below). Normally, substantially all of such Portfolio's income will be tax-exempt as described below (e.g., for 1994, 100% of the in-come of such Portfolio was exempt from Federal income taxes).

  AMT-General seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high quality mu-nicipal securities. Such income may be subject to state or local income taxes.

  AMT-General may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT").

  Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividends paid by a regulated investment company which receives interest from such specified pri-vate activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) inter-est on all tax-exempt obligations will be included in "adjusted current earn-ings" of corporations for AMT purposes. Such bonds have provided, and may con-tinue to provide, somewhat higher yields than other comparable municipal secu-rities. See below, "Daily Dividends, Other Distributions, Taxes."

  Municipal Securities. The municipal securities in which AMT-General invests include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have ma-turities of one year or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various sea-sonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are se-cured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

  AMT-General may invest in variable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Such adjustments minimize changes in the market value of the obligation and, ac-cordingly, enhance the ability of AMT-General to maintain a stable net asset value. Variable rate securities purchased may include participation interests in industrial development bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 bil-lion. The letters of credit of any single bank in respect of all variable rate obligations will not cover more than 10% of AMT-General total assets.

  AMT-General's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's Investors Service, Inc. (Aaa and Aa, MIG 1 and MIG 2, or VMIG 1 and VMIG 2) or Standard & Poor's Corporation (AAA and AA or SP-1 and SP-2), or judged by the Adviser to be of comparable quality. Securities must also meet credit standards applied by the Adviser.

  AMT-General also may invest in stand-by commitments, which may involve cer-tain expenses and risks, but such commitments are not expected to comprise more than 5% of AMT-General's net assets. AMT-General may commit up to 15% of its net assets to the purchase of when-issued securities. AMT-General's custo-dian will maintain, in a separate account of AMT-General, liquid high-grade debt securities having value equal to, or greater than, such when-issued secu-rities. The price of when-issued securities, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but de-livery and payment for such securities takes place at a later time. Normally the settlement date occurs from within ten days to one month after the pur-chase of the issue. The value of when-issued securities may fluctuate prior to their settlement, thereby creating an unrealized gain or loss to AMT-General.

  Taxable Investments. The taxable investments in which AMT-General may invest include obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

  Other Fundamental Investment Policies. To reduce investment risk, AMT-Gen-eral may not invest more than 25% of its total assets in municipal securities whose issuers are located in the same state, and AMT-General may not invest more than 25% of its total assets in municipal securities the interest upon which is paid from rev-enues of similar-type projects; AMT-General may not invest more than 5% of its total assets in the securities of any one issuer except the U.S. Government, although with respect to 25% of its total assets AMT-General may invest up to 10% per issuer; and AMT-General may not purchase more than 10% of any class of the voting securities of any one issuer except those of the U.S. Government.

-------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

OPENING ACCOUNTS

  Instruct your Account Executive to use AMR, ATR or AMT-General in conjunc-tion with your brokerage account. These is a $500 minimum initial investment.

SUBSEQUENT INVESTMENTS

 A. BY CHECK THROUGH HAZLETT, BURT & WATSON, INC.

  Mail or deliver your check payable to "Hazlett, Burt & Watson, Inc." which will deposit it into the Fund(s). Please indicate your brokerage account num-ber and the appropriate Fund on the check.

 B. BY SWEEP

  Hazlett, Burt & Watson, Inc. has available an automatic "sweep" for the Funds in the operation of brokerage accounts for its customers. Hazlett, Burt & Watson, Inc. will, on a daily basis, sweep cash which has come into your brokerage account from interest and dividends paid on your securities held in "street" name, as well as sales proceeds, into your money market account.

REDEMPTIONS

 A. BY TELEPHONE

  Instruct Hazlett, Burt & Watson, Inc. to make a withdrawal from your money market account to purchase securities or to make payment to you with a Hazlett, Burt & Watson, Inc. check.

 B. BY CHECK-WRITING

  With this service, you may write checks made payable to any payee in any amount of $100 or more. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your money market account. You must first complete the Signature Card which you can obtain from Hazlett, Burt & Watson, Inc. There is no separate charge for the check-writing service. The check-writing service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment.

 C. BY SWEEP

  Hazlett, Burt & Watson, Inc.'s automatic "sweep" also moves money from your money market account, as needed, to cover securities purchases and other account charges in your Hazlett, Burt & Watson, Inc.'s brokerage account.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  SHARE PRICE. Shares are sold and redeemed on a continuous basis without sales or redemption charges at their net asset value which is expected to be constant at $1.00 per share, although this price is not guaranteed. The net asset value of each Fund's shares is determined each business day at 12:00 Noon and 4:00 p.m. (New York time). The net asset value per share of a Fund is calculated by taking the sum of the value of that Fund's investments (amor-tized cost value is used for this purpose) and any cash or other assets, sub-tracting liabilities, and dividing by the total number of shares of outstand-ing. All expenses, including the fees payable to the Adviser, are accrued dai-ly.

  TIMING OF INVESTMENTS AND REDEMPTIONS. The Funds have two transaction times each business day, 12:00 Noon and 4:00 p.m. (New York time). New investments represented by Federal funds or bank wire monies received by State Street Bank at any time during a day prior to 4:00 p.m. are entitled to the full dividend to be paid to shareholders for that day. Shares do not earn dividends on the day a redemption is effected regardless of whether the redemption order is re-ceived before or after 12:00 Noon.

  During periods of drastic economic or market developments, such as the mar-ket break of October 1987, it is possible that shareholders would have diffi-culty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on page 11 of this prospectus. The Funds reserve the right to suspend or terminate their telephone redemption service at any time without notice. Nei-ther the Funds nor the Adviser, or Alliance Fund Services, Inc. will be re-sponsible for the authenticity of telephone requests for redemptions that the Funds reasonably believe to be genuine. The Funds will employ reasonable pro-cedures in order to verify that telephone requests for redemptions are genu-ine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to sharehold-ers. If the Funds did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Se-lected dealers or agents may charge a commission for handling telephone re-quests for redemptions.

  Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

  SMALL ACCOUNT CHARGE. The Funds impose service charges upon financial inter-mediaries to reflect the relatively higher costs of small transactions; these intermediaries may in turn pass on such charges to affected accounts.

  DAILY DIVIDENDS, OTHER DISTRIBUTIONS, TAXES. All net income of each Fund is determined each business day at 4:00 p.m. (New York time) and is paid immedi-ately thereafter pro rata to shareholders of that Fund of record via automatic investment in additional full and fractional shares of that Fund in each shareholder's account. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

  Net income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period. Realized gains and losses of a Fund are reflected in its net asset value and are not included in net in-come.

  Distributions to you out of tax-exempt interest income earned by AMT-General are not subject to Federal income tax (other than the AMT), but may be subject to state or local income taxes. Any exempt-interest dividends derived from in-terest on municipal securities subject to the AMT will be a specific prefer-ence item for purposes of the Federal individual and corporate AMT. Distribu-tions out of taxable interest income, other investment income, and short-term capital gains are taxable to you as ordinary income and distributions of long-term capital gains, if any, are taxable as long-term capital gains irrespec-tive of the length of time you may have held your shares. Distributions of short and long-term capital gains, if any, are normally made near year-end. Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year just ended.

  MINIMUMS. Each Fund has minimums of $1,000 for initial investments and $500 for actual balances.

  THE ADVISER. Each Fund retains Alliance Capital Management L. P., 1345 Ave-nue of the Americas, New York, NY 10105 under separate Advisory Agreements to provide investment advice and, in general, to supervise its management and in-vestment program, subject to the general control of the Trustees of each Fund. For the fiscal year ended June 30, 1995, AMR, ATR and AMT-General each paid the Ad-viser an advisory fee at an annual rate of .49, .38 and .50 of 1%, respective-ly, of the average daily value of the respective Portfolio's net assets.

  Under a Distribution Services Agreement (the "Agreement"), each Fund pays the Adviser at a maximum annual rate of .25 of 1% of the Fund's aggregate av-erage daily net assets. For the fiscal year ended June 30, 1995, AMR and AMT-General each paid the Adviser a distribution services fee at an annual rate of
 .21 and .24 of 1%, respectively, of the average daily value of the net assets of each Portfolio. For the period June 30, 1995, the Adviser waived the dis-tribution fee for ATR. Substantially all such monies (together with signifi-cant amounts from the Adviser's own resources) are paid by the Adviser to bro-ker-dealers and other financial intermediaries for their distribution assis-tance and to banks and other depository institutions for administrative and accounting services provided to the Funds, with any remaining amounts being used to partially defray other expenses incurred by the Adviser in distribut-ing the Funds' shares. The Funds believe that the administrative services pro-vided by depository institutions are permissible activities under present banking laws and regulations and will take appropriate actions (which should not adversely affect the Funds or their shareholders) in the future to main-tain such legal conformity should any changes in, or interpretations of, such laws or regulations occur.

  The Adviser will reimburse each Fund to the extent that aggregate operating expenses of that Fund (including the Adviser's fee and expenses incurred under the Agreement) exceed 1% of its average daily net assets for any fiscal year.

  CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR. State Street Bank and Trust Com-pany, P.O. Box 1912, Boston, MA 02105, is the Funds' Custodian. Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, NJ 07096-1520 and Alliance Fund Dis-tributors, Inc., 1345 Avenue of the Americas, New York, NY 10105, are the Funds' Transfer Agent and Distributor, respectively.

  FUND ORGANIZATION. Alliance Government Reserves (not offered by this pro-spectus) and ATR are series of Alliance Government Reserves which is a diver-sified open-end management investment company registered under the 1940 Act. The Fund was reorganized as a Massachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in December 1978. Alliance Capital Reserves (not offered by this prospectus) and AMR are series of Alliance Capital Reserves, a diversified open-end management invest-ment company registered under the 1940 Act. The Fund was reorganized as a Mas-sachusetts business trust in October 1984, having previously been a Maryland corporation since its formation in April 1978. AMT-General is a diversified series of Alliance Municipal Trust, which is also an open-end management in-vestment company registered under the 1940 Act consisting of AMT-General and six other series not offered by this prospectus. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since its formation in January 1983. Each Fund's activities are supervised by its Trustees. Normally, shares of each series of Alliance Munic-ipal Trust, Alliance Government Reserves and Alliance Capital Reserves are en-titled to one vote per share, and vote as a single series, on matters that af-fect each series in substantially the same manner. Massachusetts law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by Federal law. Shareholders have available certain procedures for the removal of Trustees.

  MANAGED ASSETS PLAN ("MAP"). The Funds offer their customers MAP, which is a special cash management service linked to the Funds. Among various features of MAP, the shareholder has direct access to his Fund balance (1) with a Visa Gold Card that is accepted worldwide by participating merchants, banks and au-tomated teller machines and (2) by MAP checks which can be written for any amount up to the balance in the account, with no restriction on the number of checks. Details of MAP, including its annual fee, are available by contacting your Account Executive.

  REPORTS. You receive semi-annual and annual reports for your Fund as well as a monthly summary of your account. You can arrange for a copy of each of your account statements to be sent to other parties.

  Since this prospectus sets forth information about all the Funds, it is the-oretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this prospectus extends only to the disclosure relating to that Fund.
                                      12